                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Monarch Dental Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244

                                                                   April 5, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Monarch Dental Corporation (the "Annual Meeting") to be held on Tuesday, May 11, 1999, at 1:00 p.m., local time, at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Dallas, Texas.

     The Annual Meeting has been called for the purpose of (i) electing two Class II Directors for three-year terms and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 16, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                            Sincerely,
                                            /s/ GARY W. CAGE

                                            Gary W. Cage
                                            Chief Executive Officer

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244
                                 (972) 702-7446

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON TUESDAY, MAY 11, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monarch Dental Corporation (the "Company") will be held on Tuesday, May 11, 1999, at 1:00 p.m., local time, at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Dallas, Texas (the "Annual Meeting"), for the purpose of considering and voting upon:

     1. The election of two Class II Directors for three-year terms; and

     2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 16, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                            By Order of the Board of Directors,
                                            /s/ STEVEN G. PETERSON

                                            Steven G. Peterson
                                            Secretary and Chief Financial
                                            Officer

Dallas, Texas
April 5, 1999

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244
                                 (972) 702-7446

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON TUESDAY, MAY 11, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Monarch Dental Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 11, 1999 at 1:00 p.m., local time, at the Hotel Inter-Continental Dallas, 15201 Dallas Parkway, Dallas, Texas, and any adjournments or postponements thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

     1. The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2002 and until such Directors' successors are duly elected and qualified; and

     2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 5, 1999 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 16, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 12,140,000 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 167 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company.

     Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of Directors.

     STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF

THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

     Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1998 ("Fiscal 1998") is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company currently consists of six members and is divided into three classes, with one Director in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

     At the Annual Meeting, two Class II Directors will be elected to serve until the annual meeting of stockholders in 2002. Following the Annual Meeting, the Company's Board of Directors will consist of five members, of which only two will be Class II Directors. The Board of Directors has nominated Warren F. Melamed, D.D.S. and W. Barger Tygart for re-election as the Class II Directors. The Board of Directors is nominating Dr. Melamed for re-election pursuant to the terms of an agreement entered into by Dr. Melamed and the Company in connection with Dr. Melamed's resignation as President and Chief Dental Officer of the Company effective on December 31, 1998. See "Executive
Compensation -- Termination of Employment Arrangements With Executive Officers." The Board of Directors has not nominated Roger B. Kafker for re-election at his request. Mr. Kafker will cease to be a Director of the Company upon the expiration of his current term on the date of the Annual Meeting. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Dr. Melamed and Mr. Tygart as Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if the persons nominated by the Board of Directors fail to stand for election or are unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

     A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect the nominees as Directors of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

     The Board of Directors of the Company held eight (8) meetings during Fiscal 1998. During Fiscal 1998, each of the incumbent Directors then serving as a Director attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee"), a Compensation and Option Committee (the "Compensation Committee") and a Nominating Committee (the "Nominating Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 1999 Stock Option and Grant Plan (the "1999 Stock Plan") and 1996 Stock Option and Incentive Plan (the "1996 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Nominating Committee is responsible for identifying, interviewing and recommending to the full Board of Directors new candidates to serve as Directors of the Company. The Audit Committee currently consists of Glenn E. Hemmerle, Roger B. Kafker and John E. Maupin, Jr., D.D.S. and held three meetings during Fiscal 1998. The Compensation Committee currently consists of Messrs. Hemmerle and Kafker and W. Barger Tygart and held two meetings during Fiscal 1998. The Nominating Committee currently consists of Dr. Maupin, Warren F. Melamed, D.D.S. and Mr. Tygart. The Nominating Committee was not created until March 1999 and, therefore, did not hold any meetings during Fiscal 1998.

     Non-employee directors other than Dr. Melamed and Mr. Kafker (the "Independent Directors") receive an annual fee of $20,000 plus a fee of $1,000 for each meeting of the Board of Directors or a committee thereof that they attend in person and $300 for each meeting that they attend by telephone conference. Dr. Melamed receives an annual fee of $35,000 in his capacity as Chairman of the Board of Directors plus the other per meeting fees received by the Independent Directors. In addition, all Directors are reimbursed for travel and other expenses incurred in attending meetings in person. Each Independent Director acquired 10,000 shares of restricted Common Stock or options to purchase 10,000 shares of Common Stock in connection with joining the Board. The Company intends to grant options to purchase approximately 10,000 shares of Common Stock to Independent Directors who join the Board in the future.

     Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for the election at the Annual Meeting, based on information furnished by them to the Company.

                                                                    DIRECTOR
NAME                                                          AGE    SINCE
----                                                          ---   --------
CLASS I -- TERM EXPIRES 2001
John E. Maupin, Jr., D.D.S.(1)(2)...........................  52      1997
CLASS II -- TERM EXPIRES 1999
W. Barger Tygart*(2)(3).....................................  63      1999
Roger B. Kafker+(1)(3)......................................  37      1996
Warren F. Melamed, D.D.S.*(2)...............................  52      1983
CLASS III -- TERM EXPIRES 2000
Gary W. Cage................................................  54      1997
Glenn E. Hemmerle(1)(3).....................................  53      1996

---------------

 *  Nominee for re-election.

 +  Declined to stand for reelection.

(1) Member of the Audit Committee.

(2) Member of the Nominating Committee.

(3) Member of the Compensation Committee.

     The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

     Gary W. Cage has served as the Chief Executive Officer of the Company since March 1997 and as the President of the Company since December 1998. Mr. Cage served as the Chief Operating Officer of the Company from March 1996 to March 1997. Prior to joining the Company, Mr. Cage served as the Chief Financial Officer, Senior Vice President, Treasurer and Secretary of EmCare Holdings Inc., a provider of management services to emergency physicians, from 1992 to March 1996; as the Chief Financial Officer of Team Bancshares, Inc., a bank holding company, from 1989 to 1992; and as Chief Financial Officer of Texas American Bancshares, Inc., a bank holding company, from 1974 to 1989. Mr. Cage is also a director of Business Services, Inc., a provider of integrated, software-based cash management and accounts receivable financing solutions to banks and small businesses.

     Glenn E. Hemmerle has served as a director of the Company since August 1996. He has served as the President and Chief Executive Officer of The Johnny Rockets Group, Inc., a restaurant-chain operator, since February 1997. Prior to February 1997, Mr. Hemmerle served as the President and Chief Executive Officer of Pearl Vision, Inc., a retail eyeglass company, from July 1994 to November 1996; and as the President and Chief Executive Officer of Crown Books Inc., a retail bookseller, from 1992 to July 1994. Mr. Hemmerle is also a director of The Bombay Company, a retail furniture company.

     Roger B. Kafker has served as a director of the Company since February 1996. He has been associated with TA Associates, Inc., a private equity firm, or its predecessor since 1989 and became a Principal of that firm in 1994 and a Managing Director in 1995. Mr. Kafker is also a director of ANSYS, Inc., a software company, and Boron, LePore & Associates, Inc., a company providing outsourced marketing services to the pharmaceutical industry.

     John E. Maupin, Jr., D.D.S. has served as a Director of the Company since September 1997. He has served as the president of Meharry Medical College in Nashville, Tennessee since July 1994. Prior to July 1994, Dr. Maupin was the Executive Vice President of the Morehouse School of Medicine in Atlanta, Georgia.

     Warren F. Melamed, D.D.S., founded the Company in 1983 and most recently served as its President and Chief Dental Officer until December 1998, when he resigned from these positions. Dr. Melamed continues to serve as Chairman of the Board of Directors in a non-employee capacity.

     W. Barger Tygart has served as a Director of the Company since February 1999. Mr. Tygart served as Vice Chairman of the Board of Directors of J. C. Penney Company, Inc. ("J. C. Penney"), a clothing retailer, from November 1997 until his retirement in July 1998. Mr. Tygart had previously served as President and Chief Operating Officer of J. C. Penney from January 1995 to November 1997, Senior Executive Vice President from 1992 to January 1995, Executive Vice President from 1987 to 1992 and in various other positions with J. C. Penney since 1960.

                               EXECUTIVE OFFICERS

     The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below (unless previously set forth above) as of January 1, 1999.

NAME                                    AGE                  POSITION
----                                    ---                  --------
Gary W. Cage..........................  54    President and Chief Executive Officer
Allan M. Dworkin, D.D.S. .............  61    Chief Dental Officer
Joseph J. Frank.......................  46    Chief Operating Officer
Steven G. Peterson....................  33    Chief Financial Officer and Secretary

     Allan M. Dworkin, D.D.S. has served as the Chief Dental Officer of the Company since January 1999. Prior to joining the Company, he served as Chairman of the Clinical Advisory Board of Valley Forge Dental Associates, Inc. from October 1997 to December 1998. Dr. Dworkin was President of Cross Keys Dental Associates from its founding in 1968 until its acquisition by Valley Forge Dental Associates, Inc. in October 1997. Dr. Dworkin has also served as the Chief of Pediatric Dentistry for Sinai Hospital of Baltimore since 1995.

     Joseph J. Frank has served as the Chief Operating Officer of the Company since September 1998. Prior to joining the Company, he served as President, Chief Executive Officer and a director of Valley Forge Dental Associates, Inc. from June 1996 until its acquisition by the Company in September 1998. Mr. Frank was Senior Vice President of Surgical Care Affiliates ("SCA"), an operator of free standing surgical centers, from 1990 until January 1996 when SCA was acquired by HealthSouth Corporation.

     Steven G. Peterson has served as the Chief Financial Officer of the Company since April 1997 and served as the Director of Finance of the Company from April 1996 to April 1997. Prior to joining the Company, he served as the Director of Finance of EmCare Holdings Inc. from 1993 to April 1996. From 1990 to 1993, Mr. Peterson served in numerous positions with Bank One, Texas, N.A., and its predecessor, Team Bancshares, Inc., most recently as Vice President and Director of Planning and Budgeting.

     Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during Fiscal 1998 (the "Named Executive Officers").

SUMMARY COMPENSATION

     Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                ANNUAL COMPENSATION         AWARDS
                                                --------------------   ----------------
                                                                          SECURITIES       ALL OTHER
                                                                          UNDERLYING      COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR   SALARY($)   BONUS($)   OPTIONS (SHARES)       ($)
---------------------------              ----   ---------   --------   ----------------   ------------
Warren F. Melamed, D.D.S.(1)...........  1998    300,000         --             --         1,601,291(2)
  Chairman, President                    1997    300,000    150,000        150,000            14,702(2)
  and Chief Dental Officer               1996    275,000         --             --            10,717(2)
Gary W. Cage(3)........................  1998    211,538         --         50,000             2,000(4)
  Chief Executive Officer                1997    193,269    100,000        175,000             2,000(4)
                                         1996    134,615     70,000         25,000                --
Joseph J. Frank(5).....................  1998     60,289     50,000         25,000             2,492(6)
  Chief Operating Officer
Steven G. Peterson(7)..................  1998    120,769     15,000         20,000             2,000(8)
  Chief Financial Officer                1997     84,231     36,000         20,000             1,038(8)
                                         1996     51,923     27,500             --                --

---------------

(1) Resigned as an employee of the Company effective in December 1998.

(2) Includes severance payments and other benefits and expense reimbursements which the Company has agreed to pay or provide to Dr. Melamed in connection with his resignation that have an aggregate estimated value of $1,588,320. See "-- Termination of Employment Arrangements With Executive Officers." Also includes annual matching contributions by the Company of $2,000 to Dr. Melamed's 401(k) account and $10,971, $12,702 and $8,717 paid to Dr. Melamed as a car allowance in 1998, 1997 and 1996, respectively.

(3) Employment commenced in March 1996.

(4) Constitutes matching contributions by the Company to Mr. Cage's 401(k) account.

(5) Employment commenced in September 1998.

(6) Constitutes a car allowance paid by the Company.

(7) Employment commenced in April 1996.

(8) Constitutes matching contributions by the Company to Mr. Peterson's 401(k) account.

     Option Grants. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers of the Company who received such grants during Fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                  ----------------------------------------------------     POTENTIAL REALIZABLE
                                  NUMBER OF       PERCENT                                VALUE AT ASSUMED ANNUAL
                                  SECURITIES      OF TOTAL                                 RATES OF STOCK PRICE
                                  UNDERLYING      OPTIONS       EXERCISE                 APPRECIATION FOR OPTION
                                   OPTIONS        GRANTED        OR BASE                         TERM(1)
                                   GRANTED      TO EMPLOYEES    PRICE PER   EXPIRATION   ------------------------
NAME                                (#)(2)     IN FISCAL YEAR    ($/SH)        DATE        5%($)        10%($)
----                              ----------   --------------   ---------   ----------   ---------    -----------
Gary W. Cage....................    50,000          9.6%         15.375       3/6/08      483,463      1,225,190
Joseph J. Frank.................    25,000          4.8%         11.375      9/10/08      178,842        453,221
Steven G. Peterson..............    20,000          3.8%         15.375       3/6/08      193,385        490,076

---------------

(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(2) The options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of grant. See "1996 Stock Option and Incentive Plan."

     Option Exercises and Option Values. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options at December 31, 1998. No Named Executive Officer of the Company exercised any options to purchase Common Stock during Fiscal 1998.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                     NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                                                          OPTIONS AT                   AT DECEMBER 31,
                                                   DECEMBER 31, 1998(#)(1)              1998($)(1)(2)
                                                 ----------------------------    ----------------------------
NAME                                             EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                             -----------    -------------    -----------    -------------
Warren F. Melamed, D.D.S.......................    37,500          112,500             --              --
Gary W. Cage...................................    56,250          193,750         12,891          12,891
Joseph J. Frank................................        --           25,000             --              --
Steven G. Peterson.............................     5,000           35,000             --              --

---------------

(1) The options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of grant. See "1996 Stock Option and Incentive Plan."

(2) Based on the last reported sale price on the Nasdaq National Market on December 31, 1998 ($4.03125 per share) less the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. Not less than a majority of the Compensation Committee will consist of outside directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time.

     Compensation Philosophy. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of dental practice management companies and other public companies of similar size as well as the Company's performance as measured against its own financial objectives. The Company's objectives include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

     Compensation of the Chief Executive Officer. In determining compensation for Fiscal 1998, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Cage's annual compensation for Fiscal 1998 was $211,538. Mr. Cage did not receive a bonus for Fiscal 1998 as a result of the Company's performance in the fourth quarter of Fiscal 1998. Mr. Cage, however, was awarded options to purchase 50,000 shares of the Company's Common Stock in March 1998 at an exercise price of $15.375 per share in order to provide him with a long-term incentive tied to the Company's performance.

     Deductibility of Executive Compensation. Beginning in 1994, the Internal Revenue Code of 1986, as amended (the "Code"), limited the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company's current compensation plans and policy, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

                                            COMPENSATION COMMITTEE

                                            Glenn E. Hemmerle
                                            Roger B. Kafker
                                            W. Barger Tygart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Since April 1996, all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Hemmerle, Kafker and Tygart, none of whom is an employee of the Company. Mr. Kafker will cease to be a member of the Compensation Committee following the Annual Meeting and the concurrent expiration of his term as a Director of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Nasdaq National Market Composite Index and a peer group of companies described below that the Company selected for purposes of this comparison (the "Peer Group") for the period commencing July 18, 1997, and ending December 31, 1998. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq National Market Composite Index and the Peer Group on July 18, 1997, the date of the Company's initial public offering, and the reinvestment of all dividends.
                                      LOGO

     The Peer Group is comprised of Coast Dental Services, Inc., Gentle Dental Services Corporation and Orthodontic Centers of America, Inc. The companies in the Peer Group are all engaged in the dental practice management line-of-business within the healthcare industry.

EMPLOYEE STOCK PLANS

     1999 Stock Option and Grant Plan. The 1999 Stock Plan was adopted by the Board of Directors in March 1999. The 1999 Stock Plan permits (i) the grant of non-qualified stock options ("Non-Qualified Options"), (ii) the issuance or sale of Common Stock with vesting or other restrictions ("Restricted Stock Grants") or (iii) the issuance or sale of Common Stock without restrictions ("Unrestricted Stock Grants"). These grants may be made to employees, advisors, consultants and other key persons of the Company and its subsidiaries, including affiliated professional corporations. The 1999 Stock Plan provides for the issuance of 1,000,000 shares of Common Stock. On and after the date the 1999 Stock Plan becomes subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, options with respect to no more than 150,000 shares of Common Stock may be granted to any one individual in any calendar year. No grants were made under the 1999 Stock Plan in Fiscal 1998, although Non-Qualified Options to purchase 100,001 shares of Common Stock with a weighted average exercise price of $3.125 per share have been granted under the 1999 Stock Plan through March 15, 1999.

     The 1999 Stock Plan is administered by the Compensation Committee. Subject to the provisions of the 1999 Stock Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the 1999 Stock Plan the individuals to whom grants will be made, the combination of grants to participants and the specific terms of each grant, including vesting.

     The option exercise price of options granted under the 1999 Stock Plan is determined by the Compensation Committee. Non-Qualified Options may be granted at prices less than the fair market value of the underlying shares on the date granted. Options typically are subject to vesting schedules, terminate 10 years from the date of grant and may be exercised for specified periods subsequent to the termination of the optionee's employment or other business relationship with the Company. At the discretion of the Compensation Committee, any option may include a "reload" feature pursuant to which an optionee exercising an option receives in addition to the number of shares of Common Stock due on the exercise of such an option an additional option with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Compensation Committee or, in the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee.

     The 1999 Stock Plan also permits Restricted Stock Grants and Unrestricted Stock Grants. Restricted Stock Grants and Unrestricted Stock Grants may be made to persons eligible under the 1999 Stock Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Restricted Stock Grants and Unrestricted Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1999 Stock Plan or in any agreement. The Compensation Committee may also make Restricted Stock Grants and Unrestricted Stock Grants to persons eligible under the 1999 Stock Plan in recognition of past services or other valid consideration, or in lieu of cash compensation.

     The Compensation Committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1999 Stock Plan may be exercised or vest. To the extent not exercised, all options granted under the 1999 Stock Plan terminate upon the merger, liquidation or sale of substantially all of the assets of the Company unless assumed by a successor entity or otherwise determined by the Compensation Committee. Unless otherwise provided by the Compensation Committee, all shares of restricted Common Stock issued under the 1999 Stock Plan are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

     1996 Stock Option and Incentive Plan. The 1996 Stock Plan was initially adopted by the Board of Directors in February 1996 and was subsequently approved by the Company's stockholders. The 1996 Stock Plan permits (i) the grant of incentive stock options ("Incentive Options"), (ii) the grant of Non-Qualified Options, (iii) the making of Restricted Stock Grants, (iv) the making of Unrestricted Stock Grants, (v) the grant of Common Stock upon the attainment of specified performance goals ("Performance Share Awards") and (vi) the grant of the right to receive cash dividends with the holders of the Common Stock as if the recipient held a specified number of shares of the Common Stock ("Dividend Equivalent Rights"). These grants may be made to officers and other employees, directors, advisors, consultants and other key persons of the Company and its subsidiaries. The 1996 Stock Plan provides for the issuance of 1,376,250 shares of Common Stock of which (i) 1,087,500 shares were subject to outstanding options with a weighted average exercise price of $12.34 per share at December 31, 1998 and (ii) 330,208 were sold pursuant to restricted stock awards for an aggregate cash purchase price of $70,004 and remained outstanding at December 31, 1998. On and after the date the 1996 Stock Plan becomes subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, options with respect to no more than 150,000 shares of Common Stock may be granted to any one individual in any calendar year. During Fiscal 1998, Non-Qualified Options to purchase 520,750 shares of Common Stock with a weighted average exercise price of $12.51 per share were granted under the 1996 Stock Plan.

     The 1996 Stock Plan is administered by the Compensation Committee. Subject to the provisions of the 1996 Stock Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the 1996 Stock Plan the individuals to whom grants will be made, the combination of grants to participants and the specific terms of each grant, including vesting. Incentive Options may be granted only to officers or other full-time employees of the Company or its subsidiaries, including members of the Board of Directors who are also full-time employees of the Company or its subsidiaries.

     The option exercise price of options granted under the 1996 Stock Plan is determined by the Compensation Committee but, in the case of Incentive Options, may not be less than 100% of the fair market value of the underlying shares on the date of grant. If any employee of the Company or any subsidiary owns (or is deemed to own) at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for Incentive Options granted to such employee may not be less than 110% of the fair market value of the underlying shares on that date. Non-Qualified Options may be granted at prices less than the fair market value of the underlying shares on the date granted. Options typically are subject to vesting schedules, terminate 10 years from the date of grant and may be exercised for specified periods subsequent to the termination of the optionee's employment or other business relationship with the Company. At the discretion of the Compensation Committee, any option may include a "reload" feature pursuant to which an optionee exercising an option receives in addition to the number of shares of Common Stock due on the exercise of such an option an additional option with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or by certified or bank check or other instrument acceptable to the Compensation Committee or, in the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee.

     The 1996 Stock Plan also permits Stock Grants, Performance Share Awards and grants of Dividend Equivalent Rights. Stock Grants may be made to persons eligible under the 1996 Stock Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. The Compensation Committee may also make Stock Grants to persons eligible under the 1996 Stock Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. In the case of Performance Share Awards, the issuance of shares of Common Stock will occur only after the conditions and restrictions set forth in the grant agreement are satisfied. In addition, the Compensation Committee may grant Dividend Equivalent Rights in conjunction with any other grant made pursuant to the 1996 Stock Plan or as a free-standing grant. Dividend Equivalent Rights may be paid currently or deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue further dividends.

     The Compensation Committee may, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1996 Stock Plan may be exercised or vest. To the extent not exercised, all options granted under the 1996 Stock Plan terminate upon the merger, liquidation or sale of substantially all of the assets of the Company unless assumed by a successor entity or otherwise determined by the Compensation Committee. Unless otherwise provided by the Compensation Committee, all shares of restricted Common Stock issued under the 1996 Stock Plan are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

     Since adopting the 1996 Stock Plan, the Company has sold an aggregate of 345,028 shares of restricted Common Stock to employees and directors of the Company under the 1996 Stock Plan. These shares generally vest in equal monthly installments (or annually in the case of shares sold to Dr. Melamed) over four years beginning with the date of sale, with unvested shares subject to repurchase at cost upon the termination of the purchaser's employment or other relationship with the Company. All shares of restricted Common Stock issued are generally treated as fully vested on any merger, liquidation or sale of substantially all of the assets of the Company.

     1997 Employee Stock Purchase Plan. The Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the Company's stockholders. Up to 250,000 shares of Common Stock may be issued under the Purchase Plan. The Purchase Plan is administered by the Compensation Committee.

     Offerings under the Purchase Plan commence on each January 1 and July 1 and have a duration of six months. Generally, all employees who are customarily employed for more than 20 hours per week as of the first day of the applicable offering period are eligible to participate in the Purchase Plan. Any employee who owns or is deemed to own shares of stock representing in excess of 5% of the combined voting power of all classes of stock in the Company may not participate in the Purchase Plan.

     During each offering, an employee may purchase shares under the Purchase Plan by authorizing payroll deductions of up to 10% of his or her cash compensation during the offering period. The maximum number of shares which may be purchased by any participating employee during any offering period is limited to 1,000 shares (as adjusted by the Compensation Committee from time to time). Unless the employee has previously withdrawn from the offering, his or her accumulated payroll deductions will be used to purchase Common Stock on the last business day of the period at a price equal to 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of Common Stock in any calendar year. The Company issued an aggregate of 48,081 shares of Common Stock in Fiscal 1998 under the Purchase Plan.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

     The Company has an employment agreement with Mr. Cage. The agreement entitles Mr. Cage to a minimum annual base salary of $200,000. The agreement has an initial employment term ending on June 30, 2001 and automatically renews for one year periods thereafter. In the event of a termination of employment without cause or a material breach by the Company, the agreement provides for severance equal to the greater of Mr. Cage's unpaid compensation under the agreement through the end of the initial term or two years' average total compensation over the three most recently completed years. Upon termination by the Company of Mr. Cage's employment without cause or upon resignation by the executive for Good Reason (as defined) within twelve months following a change in control of the Company (as defined), Mr. Cage is entitled to receive severance equal to the greater of his unpaid total compensation under the agreement up to a maximum of three years' total compensation or two years' average total compensation.

     Mr. Cage has also entered into a non-competition agreement with the Company pursuant to which he may not engage in certain competitive activities in the dental industry without the Company's consent prior to the later of June 30, 2001 or the date on which he stops receiving severance payments following the termination of employment for any reason.

     The Company entered into an employment agreement with Mr. Frank in connection with the acquisition of Valley Forge Dental Associates, Inc. pursuant to which Mr. Frank agreed to serve as the Company's Chief Operating Officer. The agreement provides for (i) an annual base salary of $175,000, (ii) the payment of a special bonus to Mr. Frank if he is still serving as an employee of the Company on September 11, 1999, (iii) an employment term ending on September 11, 2002 and (iv) the continuation of base salary payments for up to one year following the termination of his employment with the Company in the event his employment is terminated by the Company without cause (as defined) or by Mr. Frank following a material breach of the agreement by the Company.

     The Company also entered into a non-competition agreement with Mr. Frank. The agreement provides that Mr. Frank will not engage in certain competitive activities without the Company's consent prior to one year following the termination of Mr. Frank's employment with the Company.

TERMINATION OF EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     In connection with Dr. Melamed's resignation from the Company effective on December 31, 1998, the Company entered into an agreement with Dr. Melamed which supplanted the terms of his existing employment arrangements. Pursuant to this agreement, the Company paid Dr. Melamed a lump-sum payment of $730,000 and has agreed to pay him an aggregate of $730,000 on a monthly basis through July 2001. In addition, the Company agreed to pay or reimburse Dr. Melamed for a number of perquisites and other benefits in an aggregate amount not to exceed $3,720 per month through July 2001. Pursuant to this agreement, the Company's Board of Directors has also pledged to support Dr. Melamed's continued status as a Director and position as Chairman of the Board of Directors. In exchange, Dr. Melamed has agreed not to solicit proxies in connection with any vote of the Company's stockholders other than in his capacity as a Director of the Company and has agreed to vote his shares of the Company's Common Stock on each matter submitted to a vote either in proportion to the votes cast by the Company's other stockholders or in accordance with the recommendation of the Company's Board of Directors, in each case through July 2001. Dr. Melamed also has agreed not to engage in certain competitive activities in the dental industry without the Company's consent prior to February 5, 2001.

                              CERTAIN TRANSACTIONS

     The Company leases one facility from Dr. Melamed in connection with which the Company made aggregate lease payments of $73,750 to Dr. Melamed during 1998. The Company believes that this lease is on terms and at a rate no less favorable to the Company than could have been obtained from an unaffiliated third party.

     The Company has entered into a Management Agreement dated as of February 6, 1996 with Modern Dental Professionals, P.C., a dental professional corporation owned by Dr. Melamed until March 1999 (the "Texas P.C."), which employs or contracts with all of the dental professionals practicing at the Company's dental offices in Texas under the Management Agreement. The Company provides the Texas P.C. with, among other things, the facilities, administrative personnel and supplies, as well as numerous services, including administrative, accounting, cash management, financial statements and reports, budgeting including capital expenditures, recruiting, insurance, litigation management, managed care contracting, management information systems, billing and collection services. The Management Agreement is for a term of 40 years, with automatic renewal thereafter, and generally may be terminated by the Texas P.C. only for cause, which includes an uncured breach of the agreement by the Company, or upon the Texas P.C.'s bankruptcy or voluntary dissolution. The Management Agreement may be terminated by the Company as of any anniversary date of the Management Agreement upon 90 days' prior written notice.

     The Company receives a management fee under the Management Agreement with the Texas P.C. equal to the Company's costs plus the lower of (i) 30% of the Texas P.C.'s net revenues or (ii) the P.C.'s net pre-tax income. The Company's costs include all direct and indirect costs, overhead and expenses relating to the Company's provision of services to the Texas P.C. under the Management Agreement.

     In addition to the Management Agreement with the Texas P.C., the Company has a contractual right to designate or approve the licensed dentist or dentists who own the Texas P.C.'s capital stock in the event the owner of the Texas P.C. ceases to be affiliated with the Company for any reason. The Company exercised this contractual right in connection with Dr. Melamed's resignation and approved the transfer of Dr. Melamed's ownership interest in the Texas P.C. to a licensed dentist employed by the Company who is neither a Director nor an executive officer of the Company.

     In September 1998 in connection with the acquisition of Valley Forge Dental Associates, Inc. ("Valley Forge") by the Company, Dr. Dworkin and Mr. Frank received 6,557 and 49,180 shares of the Company's

Common Stock, respectively, in exchange for their interests in Valley Forge. As part of the acquisition, the Company also assumed an obligation of Valley Forge Dental Associates, Inc. to pay Mr. Frank $100,000 upon consummation of the acquisition. The Company paid off this obligation to Mr. Frank immediately following the acquisition.

     The Company has adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and
(ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy will require that any loans by the Company to its officers, directors or other affiliates be for bona fide business purposes only.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 1998, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                      PRINCIPAL AND MANAGEMENT STOCKHOLDER

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table represents certain information about persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock as of March 1, 1999.

                                                              SHARES BENEFICIALLY OWNED
                                                              --------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                            NUMBER          PERCENT
------------------------------------                          ----------        --------
Warren F. Melamed, D.D.S....................................   2,053,432(1)(2)      16.9%
  17723 Cedar Creek Canyon Road
  Dallas, Texas 75252
TA Associates Group.........................................   1,695,682(3)(4)      14.0%
  c/o TA Associates, Inc.
  High Street Tower
  125 High Street, Suite 2500
  Boston, MA 02110-2720
Foster Management Company...................................   1,147,540(5)          9.5%
  1018 West Ninth Avenue
  King of Prussia, PA 19406

---------------

(1) The information reported is based upon representations made to the Company by Dr. Melamed with respect to his beneficial ownership.

(2) Includes 37,500 shares subject to options exercisable within 60 days and 150,000 shares of restricted stock held by Dr. Melamed, 112,500 shares of which had vested as of March 1, 1999, and the remainder of which vest on February 6, 2000 and are subject to repurchase at a price of $0.21 per share upon a termination (as defined under the relevant agreement) of Dr. Melamed's employment prior to the relevant vesting date. Dr. Melamed's resignation effective on December 31, 1998 did not constitute a termination of Dr. Melamed's employment within the meaning of such agreement. Does not include 289,830 shares held by irrevocable trusts for the benefit of members of Dr. Melamed's family of which Dr. Melamed is not a trustee, as to which shares Dr. Melamed disclaims beneficial ownership. Excludes 112,500 shares subject to options not exercisable within 60 days.

(3) The information reported is based upon a Schedule 13G filed with the Securities and Exchange Commission and delivered to the Company reporting beneficial ownership as of December 31, 1998.

(4) Includes (i) 829,029 shares of Common Stock owned by Advent VII L.P., (ii) 631,433 shares of Common Stock owned by Advent Atlantic and Pacific II L.P.,
    (iii) 182,885 shares of Common Stock owned by Advent New York L.P., (iv) 29,853 shares of Common Stock owned by TA Venture Investors Limited Partnership, (v) 18,504 shares of Common Stock owned by TA Associates VII L.P., (vi) 1,989 shares of Common Stock owned by TA Associates, Inc. and
    (vii) 1,989 shares of Common Stock owned by TA Associates Service Corporation. Advent VII L.P., Advent Atlantic and Pacific II L.P., Advent New York L.P., TA Venture Investors Limited Partnership, TA Associates VII L.P., TA Associates, Inc. and TA Associates Service Corporation are part of an affiliated group of investment partnerships and other entities referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific II L.P. is TA Associates AAP II Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII L.P., TA Associates AAP II Partners L.P. and TA Associates VI L.P. is TA Associates, Inc. and TA Associates Service Corporation is a wholly-owned subsidiary of TA Associates, Inc. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors Limited Partnership; individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. Kafker, a director of the Company) comprise the general partners of TA Venture Investors Limited Partnership. In such capacity, Mr. Kafker may be deemed to share voting and investment power with respect to the 29,853 shares held of record by TA Venture Investors Limited Partnership. Mr. Kafker disclaims beneficial ownership of such shares, except as to 5,115 shares as to which he holds a pecuniary interest.

(5) Includes (i) 57,377 shares of Common Stock owned by Business Development Capital Limited Partnership -- III, (ii) 154,918 shares of Common Stock owned by Abbingdon Venture Partners Limited Partnership, (iii) 568,032 shares of Common Stock owned by Abbingdon Venture Partners Limited Partnership II and (iv) 367,213 shares of Common Stock owned by Abbingdon Venture Partners Limited Partnership III. Business Development Capital Limited Partnership -- III, Abbingdon Venture Partners Limited Partnership, Abbingdon Venture Partners Limited Partnership II and Abbingdon Venture Partners Limited Partnership III are all associated with Foster Management Company.

    SECURITY OWNERSHIP OF MANAGEMENT

     The following table represents certain information as to each director and Named Executive Officer of the Company as of March 1, 1999 (other than Dr. Melamed whose beneficial ownership is set forth above), based on representations to the Company by each director and Named Executive Officer with respect to such person's beneficial ownership. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable.

                                                              SHARES BENEFICIALLY
                                                                     OWNED
                                                              -------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                           NUMBER     PERCENT
------------------------------------                          ---------   -------
Gary W. Cage(1).............................................    175,000       1.4%
Joseph J. Frank(2)..........................................     49,180         *
Steven G. Peterson(3).......................................     17,500         *
Glenn E. Hemmerle(4)........................................     12,500         *
Roger B. Kafker(5)..........................................      5,115         *
John E. Maupin, Jr., D.D.S.(6)..............................      2,500         *
W. Barger Tygart............................................         --         *
All executive officers and directors as a group
  (9 persons)(7)............................................  2,321,784      19.1%

---------------

 *  Less than 1%.

(1) Includes 100,000 shares of restricted stock held by Mr. Cage, approximately 70,833 shares of which were vested as of March 1, 1999, and the remainder of which will become vested in equal monthly installments of approximately 2,083 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Cage's employment prior to the relevant vesting date. Includes 75,000 shares subject to options exercisable within 60 days. Excludes 175,000 shares subject to options not exercisable within 60 days.

(2) Excludes 25,000 shares subject to options not exercisable within 60 days.

(3) Includes 7,500 shares of restricted stock held by Mr. Peterson, approximately 4,583 shares of which were vested as of March 1, 1999, and the remainder of which will become vested in equal monthly installments of approximately 208 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Peterson's employment prior to the relevant vesting date. Includes 10,000 shares subject to options exercisable within 60 days. Excludes 30,000 shares subject to options not exercisable within 60 days.

(4) Includes 10,000 shares of restricted stock held by Mr. Hemmerle, approximately 6,458 shares of which were vested as of March 1, 1999, and the remainder of which will become vested in equal monthly installments of approximately 208 shares and are subject to repurchase at a price of $0.21 per share upon a termination of Mr. Hemmerle's service as a director prior to the relevant vesting date. Includes 2,500 shares subject to options exercisable within 60 days. Excludes 7,500 shares subject to options not exercisable within 60 days.

(5) Includes 5,115 shares of Common Stock beneficially owned by Mr. Kafker through TA Venture Investors Limited Partnership, all of which shares are included in the 1,695,682 shares described in footnote (2) under "Security Ownership of Certain Beneficial Owners." Does not include any shares beneficially owned by Advent VII L.P., Advent Atlantic and Pacific II L.P., Advent New York L.P., TA Associates VII L.P., TA Associates, Inc. or TA Associates Service Corporation of which Mr. Kafker disclaims beneficial ownership.

(6) Constitutes 2,500 shares subject to options exercisable within 60 days. Excludes 7,500 shares subject to options not exercisable within 60 days.

(7) Includes 73,126 shares of restricted stock held by executive officers and directors, which are subject to repurchase in certain circumstances, and 127,500 shares subject to options exercisable within 60 days.

                                  MARKET VALUE

     On December 31, 1998, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $4.03125.

                            EXPENSES OF SOLICITATION

     The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Stockholder proposals intended to be presented at the Company's 2000 annual meeting of stockholders must be received by the Company on or before February 26, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to:
Secretary, Monarch Dental Corporation, 4201 Spring Valley Road, Suite 320, Dallas, Texas 75244.

                            INDEPENDENT ACCOUNTANTS

     The Company has selected Arthur Andersen LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1999. The firm of Arthur Andersen LLP has served as the Company's independent public accountants since 1996. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           MONARCH DENTAL CORPORATION
                       4201 SPRING VALLEY ROAD, SUITE 320
                              DALLAS, TEXAS 75244

                                     PROXY

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      FOR
                THE ANNUAL MEETING OF STOCKHOLDERS, MAY 11, 1999

     The undersigned hereby appoints Gary W. Cage and Joseph J. Frank and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of stock of Monarch Dental Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Monarch Dental Corporation to be held at the Hotel Inter-Continental Dallas, Dallas, Texas on Tuesday, May 11, 1999, at 1:00 p.m., local time, or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)

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                              FOLD AND DETACH HERE

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
                                                                                                 Please mark
                                                                                                 your vote as     [X]
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.          indicated in
                                                                                                 this example

1. ELECTION OF DIRECTORS (except as indicated to the contrary below).       Nominees: Warren F. Melamed, D.D.S. and W. Barger Tygart

      FOR nominees               WITHHOLD
   listed to the right           AUTHORITY                                  --------------------------------------------------------
    (except as marked       to vote for nominees                            For all nominees except as noted above.
    to the contrary)        listed to the right
          [ ]                       [ ]                                                    PLAN TO ATTEND MEETING [ ]

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON             THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF
   SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING              RETURNED EXECUTED WITH NO DIRECTION GIVEN, WILL BE
   OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.                            VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

                                                                            PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
                                                                            ENVELOPE.

                                                                            THE PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS
                                                                            HEREON.

                                                                            Executors, administrators, trustees, attorneys, etc.,
                                                                            should give full title as such. If the signer is a
                                                                            corporation or partnership, please sign full corporate
                                                                            or partnership name by duly authorized officer.



Signature                                               Signature                                               Date
         --------------------------------------------            ---------------------------------------------      -------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



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                                                    -- FOLD AND DETACH HERE --


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